UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: February 01, 2005 (Date of earliest event reported)
LipidViro Tech, Inc. (Exact name of registrant as specified in its charter)
NV (State or other jurisdiction of incorporation)	000-49655 (Commission File Number)	870678927 (IRS Employer Indentification Number)
	2120 South 700 East #H183 (Address of principal executive offices)	84106 (Zip Code)
Registrant's telephone number, including area code: 801-583-9900

Item 7.01. Regulation FD Disclosure

Item 9.01. Financial Statements and Exhibits
(c) Exhibits
99.1       Press Release of LipidViro Tech, Inc. dated February 01, 2005

1           Investor Presentation

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 01, 2005	LIPIDVIRO TECH, INC. By: /s/ Kenneth P. Hamik Kenneth P. Hamik CEO